UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2024

Hillman Solutions Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1280 Kemper Meadow Drive
Cincinnati, Ohio 45240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (513) 851-4900
Former name or former address

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLMN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendments to the Certificate of Incorporation:

As disclosed in Item 5.07 below, at the Annual Meeting of Stockholders of Hillman Solutions Corp. (the “Company”) held June 7, 2024 (the “Annual Meeting”), stockholders approved certain amendments to the Company’s Third Amended and Restated Certificate of Incorporation in order to declassify the Board of Directors of the Company (the “Board”) by the 2027 annual meeting of stockholders, eliminate supermajority vote provisions for amending the Company’s Certificate of Incorporation and Bylaws, eliminate the sponsor corporate opportunity provision, and eliminate the sponsor business combination provision (the “Approved Certificate Amendments”).

These Approved Certificate Amendments were previously approved by the Board, subject to stockholder approval, and became effective upon the filing of the Fourth Amended and Restated Certificate of Incorporation of the Company with the Delaware Secretary of State on June 7, 2024. Additional details of the Approved Certificate Amendments are included in the Company’s definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 23, 2024.

A copy of the Fourth Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Certificate of Incorporation.

Amendments to the Bylaws:

As disclosed in Item 5.07 below, at the Annual Meeting stockholders approved certain amendments to the Company’s Amended and Restated Bylaws in order to eliminate supermajority vote provisions for amending the Company’s Bylaws (the “Approved Bylaws Amendments”).

These Approved Bylaws Amendments, along with other administrative changes, were previously approved by the Board, subject to stockholder approval, and became effective immediately upon approval by stockholders at the Annual Meeting on June 7, 2024. Additional details of the Approved Bylaws Amendments are included in the Company’s definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 23, 2024.

A copy of the Second Amended and Restated Bylaws, which incorporates the Approved Bylaws Amendments, is included as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 7, 2024 via live webcast. At the Annual Meeting, the Company’s stockholders considered and voted on the matters set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2024. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1 - Elect four directors, each for a term that expires in 2027.

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Diana Dowling	163,655,763	1,788,534	12,501	9,402,268
Teresa Gendron	164,860,228	583,696	12,874	9,402,268
Daniel O’Leary	163,929,233	1,515,196	12,369	9,402,268
John Swygert	164,653,048	791,010	12,740	9,402,268

Based on the voting results set forth above, Ms. Dowling, Ms. Gendron, Mr. O’Leary, and Mr. Swygert were each duly elected as directors with terms expiring at the 2027 Annual Meeting of Stockholders.

Proposal 2 - Approve, by non-binding vote, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
163,010,607	2,420,711	25,480	9,402,268

Based on the voting results set forth above, the fiscal 2023 compensation of the Company’s named executive officers was approved on an advisory basis.

Proposal 3 - Amend our certificate of incorporation to declassify the Board by the 2027 Annual Meeting of Stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
165,412,613	28,447	15,738	9,402,268

Based on the voting results set forth above, the amendment to our certificate of incorporation to declassify the Board by the 2027 Annual Meeting of Stockholders was approved.

Proposal 4 - Amend our certificate of incorporation to eliminate supermajority voting provisions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
165,309,936	131,378	15,484	9,402,268

Based on the voting results set forth above, the amendment to our certificate of incorporation to eliminate supermajority voting provisions was approved.

Proposal 5 - Amend our certificate of incorporation to provide for officer exculpation of liability.

Votes For	Votes Against	Abstentions	Broker Non-Votes
124,496,721	40,945,195	14,882	9,402,268

Based on the voting results set forth above, the amendment to our certificate of incorporation to provide for officer exculpation of liability was not approved. Though the proposal received the favorable vote of over 75% of the shares voting on the proposal, the proposal failed due to not enough shareholders voting on the proposal to clear the supermajority vote threshold of 66% of the shares outstanding. As a result, the amendments contemplated by this proposal will not be incorporated into our Fourth Amended and Restated Certificate of Incorporation.

Proposal 6 - Amend our certificate of incorporation to eliminate the sponsor corporate opportunity provision.

Votes For	Votes Against	Abstentions	Broker Non-Votes
165,404,631	34,465	17,702	9,402,268

Based on the voting results set forth above, the amendment to our certificate of incorporation to eliminate the sponsor corporate opportunity provision was approved.

Proposal 7 - Amend our certificate of incorporation to eliminate the sponsor business combination provision.

Votes For	Votes Against	Abstentions	Broker Non-Votes
165,402,442	37,155	17,201	9,402,268

Based on the voting results set forth above, the amendment to our certificate of incorporation to eliminate the sponsor business combination provision was approved.

Proposal 8 - Amend our bylaws to eliminate supermajority voting provisions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
165,308,803	132,386	15,609	9,402,268

Based on the voting results set forth above, the amendment to our bylaws to eliminate supermajority voting provisions was approved.

Proposal 9 - Approve an increase in the number of shares reserved under our 2021 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,425,526	11,011,599	19,673	9,402,268

Based on the voting results set forth above, the increase in the number of shares reserved under our 2021 Equity Incentive Plan was approved.

Proposal 10 - Ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
174,771,265	59,889	27,912	—

Based on the voting results set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2024 was duly ratified.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

3.1    Fourth Amended and Restated Certificate of Incorporation of Hillman Solutions Corp., effective as of June 7, 2024.

3.2    Second Amended and Restated Bylaws of Hillman Solutions Corp., effective as of June 7, 2024.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 13, 2024	Hillman Solutions Corp.

	By:	/s/ Robert O. Kraft
	Name:	Robert O. Kraft
	Title:	Chief Financial Officer